UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2010

Commission file number 333-113658

Sensus (Bermuda 2) Ltd.	Sensus USA Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Bermuda	98-0413362	Delaware	51-0338883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 400, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 845-4000

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 21, 2010, Sensus USA Inc. (the “Company”) is scheduled to make a presentation to The Resolute Fund, the principal investor in the Company’s parent, Sensus (Bermuda 1) Ltd. Peter Mainz, Chief Executive Officer and President, will be representing the Company at the presentation. A copy of the slides to be presented by the Company is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this report and in the accompanying exhibit is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be incorporated or deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

99.1	Slide presentation, dated January 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS (BERMUDA 2) LTD.

Dated: January 21, 2010	By:	/S/ PETER MAINZ
	Name:	Peter Mainz
	Title:	Chief Executive Officer & President

SENSUS USA INC.

Dated: January 21, 2010	By:	/S/ PETER MAINZ
	Name:	Peter Mainz
	Title:	Chief Executive Officer & President